Investor Presentation John S. D’Orazio, CEO December 2018 Paul W. Nester, CFO

Forward-Looking Statements The statements in this presentation by RGC Resources, Inc. (the "company") that are not historical facts constitute “forward- looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include the company's expectations regarding earnings per share, EBITDA, future expansion opportunities, natural gas reserves and potential discoverable natural gas reserves, technological advances in natural gas production, comparison of natural gas consumption and natural gas production, cost of natural gas, including relativity to other fuel sources, demand for natural gas, possibility of system expansion, general potential for customer growth, relationship of company with primary regulator, future capital expenditures, current and future economic growth, estimated completion dates for Mountain Valley Pipeline ("MVP") and MVP Southgate milestones, potential of MVP to provide an additional source of natural gas, additional capacity to meet future demands, increased capital spending and area expansion opportunity and, potential new customers and rate growth in potential expansion area. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results may differ materially from those expressed or implied by these forward- looking statements as a result of a number of factors. These factors include, without limitation, financial challenges affecting expected earnings per share and EBITDA, technical, political or regulatory issues with natural gas exploration, production or transportation, impact of increased natural gas demand on natural gas price, relative cost of alternative fuel sources, lower demand for natural gas, regulatory, legal, technical, political or economic issues frustrating system or area expansion, regulatory, legal, technical, political or economic issues that may affect MVP, delay in completion of MVP, increase in cost to complete MVP, including by an increase in cost of raw materials or labor to due economic factors or regulatory issues such as tariffs, economic challenges that may affect the service area generally and customer growth or demand and deterioration of relationship with primary regulator, and those risk factors described in the company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which is available at www.sec.gov and on the company’s website at www.rgcresources.com. The statements made in this presentation are based on information available to the company as of the first day of the month set forth on the cover of this presentation and the company undertakes no obligation to update any of the forward-looking statements after the date of this presentation. Non-GAAP Measures: This presentation includes certain metrics that are based on TTM or estimated EBITDA, which are non-GAAP financial measures. 1

Agenda  Company Overview  Key Highlights  Financial Highlights  Operational Highlights  Growth Strategy  Outlook 2

Organizational Structure NASDAQ: RGCO Regulated Non-Utility Local Distribution Company (LDC), Partner in Mountain Valley Pipeline located in Roanoke, VA, founded (MVP) in 1883 Partner in proposed MVP Southgate Provided 98% of earnings in fiscal project 2018 3

Roanoke Gas Service Territory  Serve over 60,800 natural gas customers  Customer Count breakdown:  Residential 90%  C&I 10%  Volume breakdown:  Residential 40%  C&I 60% Note: Number of customers based on rolling 12-month average. Volume breakdown per most recent fiscal year end. 4

Key Highlights  Total shareholder return of 297% since 2008  75 years of consecutive dividend payments  Demonstrated Track 15 years of consecutive dividend increases Record of Delivering Shareholder Value  6.5% annual dividend increase to $0.66 per share  4th consecutive year of record earnings Note: Total shareholder return calculated as of November 28, 2018 5

Key Highlights Updated through market close, November 28, 2018. $0.67 special dividend, paid in 2012, excluded from graph, but included in total returns. 6

Key Highlights Infrastructure Riders System Expansion Weather Normalization Revenue Sharing  Regulated by VA State Corporate Commission (SCC)  VA regulatory climate ranked among best states for business1  9.75% authorized ROE  Attractive cost of recovery mechanisms Highly Stable  Business Model SAVE infrastructure replacement rider approved through 2021  $21 million availability on Prudential shelf agreement  $34 million availability on registered equity shelf filing for issuance of common stock 1 Forbes “Best States for Business 2017” as of November 28, 2017 ; CNBC “America’s Top States for Business 2018” as of July 10, 2018 7

Earnings Per Share $1.00 $0.95 $0.90 Fiscal Year ended $0.86 $0.80 September 30: $0.81 $0.70 $0.72 2018 2017 Basic: $0.95 $0.86 $0.60 Diluted: $0.95 $0.86 $0.62 $0.58 $0.50 $0.54 $0.51 $0.40 2015 2016 2017 2018 Dividends/Share 8

Key Financial Metrics Return on Equity Fiscal Year ended September 30: 11.0% 10.0% 10.7% 10.8% 9.0% 10.5% 9.7% 8.0% 7.0% 2015 2016 2017 2018 9

Key Financial Metrics Roanoke Gas CapEx ($000’s) Fiscal Year ended September 30: $24,000 $23,300 $22,000 $20,800 $20,000 $18,000 $17,900 $16,000 $14,000 $13,800 $12,000 $10,000 2015 2016 2017 2018 10

Growth Strategy  Regulated Utility Investment  CapEx  Ongoing Regulated Utility Growth  Volumes Delivered  Customer Growth  Non-Utility Investments  MVP  MVP Southgate  Strategic Opportunities 11

Regulated Utility Investment: CapEx Fiscal Year ending September 30: $25.5 $20.5 Millions Other Capital $3.6 $15.5 SAVE Rider 2018 $10.5 2017 $8.6 Customer $5.5 Growth & System $0.5 Expansion $11.1 $2.5 million or 12% increase 12

Regulated Utility Growth: Volumes Volumes Delivered (DTH) Fiscal Year ending September 30: 5,000 4,000 3,000 Thousands 2,000 1,000 - Residential Commercial Industrial 2017 2018 2018 vs 2017 Commercial 20% Industrial 4% Top 10 Customers 7% 13

Regulated Utility Growth: Customers Average Customers (twelve-months ended September 30) 60,800 60,600 60,400 60,200 60,000 59,800 59,600 59,400 59,200 59,000 58,800 2015 2016 2017 2018  Consistent customer growth year over year since 2015  108 new customers in fiscal Q4  597 total new customers fiscal year ended September 30, 2018 Note: Total new customers include 146 reactivated premises. 14

Regulated Utility Growth: Economy Ballast Point’s industrial-scale brewery for its East Coast General Shale recently converted operations from 66% coal operations is up and brewing in Roanoke, VA to 100% natural gas The Roanoke Times – 8.9.17 Ballast Point entered Roanoke Gas’ Top 30 General Shale increased to 4th largest Roanoke Gas Customers in Fiscal 2018 customer in Fiscal 2018 (from 11th in Fiscal 2017) Steel Dynamics to invest $28 million at the Roanoke Bar Division The Roanoke Times – 2.2.17 Investment to expand Roanoke production completed in Fiscal 2018 15

Update . RGC Midstream investment up to $46 million . FERC approved and construction in progress . Targeted in-service late calendar 2019 . Estimated $4.4 million annual EBITDA contribution RGC Midstream CapEx $25 $20 $15 $10 $23 ($mm) $17 $5 $6 $0 Thru 2018A 2019E 2020E 16

Outlook  Rate Case Update  Economic Development and System Expansion  CapEx Forecast  EPS 17

Outlook: Rate Case  Last rate case 2013  Primary drivers:  Incorporate tax reform  Recover non-SAVE CapEx investments through 2018  Embed SAVE surcharges into base rates  Filed October 2018  Prospective rate year Calendar 2019 18

Outlook: Economic Development Eldor began production last week on its ignition systems, electronic control units and hybrid and electric vehicle systems that will be shipped to its customers around the world. The company has hired about 120 people with plans to grow to 350 in the next four to five years. The Roanoke Times – 10.04.18 VA Medical Center contracted with ConEd Solutions to build a Combined Heating and Power Plant (CHP), expected to be completed by January 1, 2019. ConEd Solutions announcement BOTETOURT, Va. - Botetourt County could soon become a household name. Local leaders say it's one of the fastest growing areas in southwest Virginia and they're promoting all that it has to offer in a series of national TV commercials. The Roanoke Times – 8.28.18 Altec Industries announces $30 million Packaging firm plans to expand, add up to 60 new expansion to increase its existing plant jobs in Franklin County's Summit View by 65,000 square feet The Roanoke Times – The Roanoke Times – 5.17.18 10.24.17 19

Outlook: Economic Development Economist says Tech, Carilion Roanoke campus will contribute at least $465 million to economy within 8 years. The addition of a second building for the research institute alone will create 828 new jobs and generate $150 million in additional spending by 2026. The Roanoke Times – 5.23.18 The Virginia Tech Carilion Research Institute (VTCRI) in Roanoke expands its biomedical research facilities with the addition of a new $90 million building, known as the Virginia Tech Carilion Biomedical Research Expansion. The project broke ground on Tuesday, Oct. 24. At left: A rendering of the Virginia Tech Carilion Biomedical Research Expansion. Courtesy of VT News The Roanoke Times – 11.03.17 20

Outlook: System Expansion Franklin County Expansion:  MVP Summit View Business Park  500 acre industrial along MVP path  City of Roanoke RGC interconnect and distribution system under construction  Potential to add 1,500 new customers  Rate base growth of $10 million Summit View Business Park Rocky Mount Estimated $0.4 million annual EBITDA contribution from Franklin County Expansion Note: Roanoke Gas is in the process of completing its application for the Certificate of Public Convenience and Necessity with the Virginia SCC for exclusive natural gas distribution rights in the remaining uncertified portions of Franklin County. New customers are included in estimated $0.4 million annual EBITDA contribution. 21

Outlook: Roanoke Gas Capital Budget $25 $23.3 $22.0 $20.0 $19.5 $20 $18.4 $15 $14.3 Millions $10 $5 $0 2018A 2019E 2020E 2021E 2022E 2023E Forecast totals through 2023: SAVE Infrastructure Replacement $42.4 Customer Growth & System Expansion $31.3 Utility Maintenance $20.5 Total $94.2 22

Southgate . 70 mile natural gas pipeline system . 24 and 16 inch steel underground pipe . Starts at TRANSCO 165 and extends into central NC . Anchored by firm capacity commitment from PSNC Energy Schedule . Ongoing: Public Participation . Completed: . May 3, 2018: FERC Pre-filing filed . Nov 6, 2018: FERC Application filed . Proposed: . Calendar Q1 2020: Begin Construction . Calendar Q4 2020: In-Service Date 23

Outlook: EPS  2019: $1.00 to $1.04  2020: $1.07 to $1.11 24

Questions